                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-1629

                       RIVERSOURCE DIMENSIONS SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 7/31

Date of reporting period: 7/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

DISCIPLINED SMALL AND MID CAP EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2008
(Prospectus also enclosed)


RIVERSOURCE DISCIPLINED SMALL AND
MID CAP EQUITY FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Portfolio of Investments............     16

Financial Statements................     23

Notes to Financial Statements.......     27

Report of Independent Registered
   Public Accounting Firm...........     46

Federal Income Tax Information......     48

Board Members and Officers..........     49

Approval of Investment Management
   Services Agreement...............     53

Proxy Voting........................     55

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund) Class A shares declined 11.94% (excluding sales charge) for the 12-month period ended July 31, 2008.

> The Fund underperformed its benchmark, the Russell 2500(R) Index, which fell
  8.42% during the annual period.

> The Fund also underperformed the Lipper Mid-Cap Core Funds Index, representing the Fund's peer group, which declined 8.83%, for the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2008)
--------------------------------------------------------------------------------

                                                               Since
                                                 1 year     inception(a)
-----------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund Class A (excluding sales
  charge)                                        -11.94%       -5.12%
-----------------------------------------------------------------------------
Russell 2500(R) Index (unmanaged)                 -8.42%       +1.16%
-----------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Index                   -8.83%       +2.47%
-----------------------------------------------------------------------------

(a) Fund data is from May 18, 2006. Russell 2500 Index and Lipper peer group data is from June 1, 2006.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
                           LARGE
            X              MEDIUM        SIZE
            X              SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                                         Net
                         Total       Expenses(a)
-----------------------------------------------------
Class A                  1.32%          1.23%
-----------------------------------------------------
Class B                  2.09%          2.00%
-----------------------------------------------------
Class C                  2.08%          1.99%
-----------------------------------------------------
Class I                  0.91%          0.79%
-----------------------------------------------------
Class R4                 1.23%          1.09%
-----------------------------------------------------
Class W                  1.34%          1.24%
-----------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.13% for the year ended July 31, 2008), will not exceed 1.36% for Class A, 2.13% for Class B, 2.12% for Class C, 0.92% for Class I, 1.22% for Class R4 and 1.37% for Class W.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2008
                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR    INCEPTION
 Class A (inception 5/18/06)         -11.94%    -5.12%
------------------------------------------------------------
 Class B (inception 5/18/06)         -12.67%    -5.86%
------------------------------------------------------------
 Class C (inception 5/18/06)         -12.67%    -5.88%
------------------------------------------------------------
 Class I (inception 5/18/06)         -11.63%    -4.83%
------------------------------------------------------------
 Class R4 (inception 5/18/06)        -11.48%    -4.83%
------------------------------------------------------------
 Class W (inception 12/1/06)         -12.13%    -8.63%
------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 5/18/06)         -16.98%    -7.65%
------------------------------------------------------------
 Class B (inception 5/18/06)         -17.04%    -7.58%
------------------------------------------------------------
 Class C (inception 5/18/06)         -13.54%    -5.88%
------------------------------------------------------------

AT JUNE 30, 2008
                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR    INCEPTION
 Class A (inception 5/18/06)         -19.79%    -5.64%
------------------------------------------------------------
 Class B (inception 5/18/06)         -20.43%    -6.35%
------------------------------------------------------------
 Class C (inception 5/18/06)         -20.43%    -6.38%
------------------------------------------------------------
 Class I (inception 5/18/06)         -19.57%    -5.34%
------------------------------------------------------------
 Class R4 (inception 5/18/06)        -19.46%    -5.39%
------------------------------------------------------------
 Class W (inception 12/1/06)         -20.05%    -9.49%
------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 5/18/06)         -24.43%    -8.25%
------------------------------------------------------------
 Class B (inception 5/18/06)         -24.40%    -8.13%
------------------------------------------------------------
 Class C (inception 5/18/06)         -21.22%    -6.38%
------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

--------------------------------------------------------------------------------

 4 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2008, approximately 38% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Disciplined Small and Mid Cap Equity Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 36, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined Small and Mid Cap Equity Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 14 and 32.

Dear Shareholder,

RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund) Class A shares declined 11.94% (excluding sales charge) for the 12-month period ended July 31, 2008. The Fund underperformed its benchmark, the Russell 2500(R) Index (Russell Index), which fell 8.42%, as well as the Lipper Mid-Cap Core Funds Index, representing the Fund's peer group, which declined 8.83%, for the same period.

SECTOR DIVERSIFICATION(1) (at July 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Consumer Discretionary                              13.8%
--------------------------------------------------------------
Consumer Staples                                     2.4%
--------------------------------------------------------------
Energy                                              13.0%
--------------------------------------------------------------
Financials                                          14.4%
--------------------------------------------------------------
Health Care                                         13.1%
--------------------------------------------------------------
Industrials                                         19.5%
--------------------------------------------------------------
Information Technology                              10.8%
--------------------------------------------------------------
Materials                                            9.1%
--------------------------------------------------------------
Telecommunication Services                           0.3%
--------------------------------------------------------------
Utilities                                            1.8%
--------------------------------------------------------------
Other(2)                                             1.8%
--------------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
The annual period was a most challenging one, characterized by heightened concerns about weakness in the economy, ongoing turmoil in the housing and financial markets, a credit crunch and soaring commodity prices. As a result, equity volatility increased as the year progressed, peaking in March with the collapse of Bear Stearns and rearing its head again in June. Given the extreme pressure on the financial system, it makes sense, then, that the financials sector performed worst. The resulting equity market decline was only partially mitigated by the impressive double-digit gains generated by the energy sector, as crude oil prices surged past $140 per barrel before falling back a bit to end July at just over $124 per barrel.
The Fund's performance resulted from the quantitative investment models we employ in selecting stocks for the Fund's portfolio. Early in the annual period, we decided that the quality-adjusted value model would not be able to manage the extremely volatile market conditions caused by the subprime mortgage market upheaval, surging oil prices, credit market troubles and recessionary fears that dominated the equity market during these months, especially within the small- and mid-cap segments of the market. Thus, we eliminated the Fund's use of the quality-adjusted value model, which had been designed to select undervalued securities by adjusting the valuations of stocks to take into account each stock's historical earnings stability and

TOP TEN HOLDINGS (at July 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Helmerich & Payne                                    1.4%
--------------------------------------------------------------
Axis Capital Holdings                                1.3%
--------------------------------------------------------------
NVR                                                  1.1%
--------------------------------------------------------------
PartnerRe                                            1.0%
--------------------------------------------------------------
Patterson-UTI Energy                                 1.0%
--------------------------------------------------------------
SAIC                                                 1.0%
--------------------------------------------------------------
Commercial Metals                                    1.0%
--------------------------------------------------------------
Arch Capital Group                                   0.9%
--------------------------------------------------------------
Ashland                                              0.9%
--------------------------------------------------------------
RenaissanceRe Holdings                               0.8%
--------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

debt load. We correspondingly increased the Fund's weighting allotted to the value model, which selects undervalued stocks based on proprietary estimates of future corporate earnings. We also continued to use the momentum model, which singles out groups of companies that appear to be having improving prospects based on the pattern of stock returns observed over history. Under the Fund's investment process, the models choose the small- and mid-cap stocks for the portfolio. We then weight the models and determine the exposure to sectors and industries.

During the 12-month period, the momentum model outperformed the Russell Index, but not enough to offset the underperformance of the value model. Such variance in performance supports our research, indicating that the style diversification provided by the very different quantitative models is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative models led to a bias toward smaller-cap stocks within the Russell Index and toward the cheapest P/E stocks, both of which detracted from results. Most of the small-cap value-oriented stocks were financials, a group that struggled significantly during most of the period.

Overall, sector allocation contributed to the Fund's performance, with sizable weightings in energy and materials and only a modest position in financials particularly helpful. Partially offsetting these positives was the detracting effect of significant exposure to the weakly-performing consumer discretionary and utilities sectors.

--------------------------------------------------------------------------------

  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Because we use a bottom-up approach, it is not surprising that most of the Fund's underperformance came from stock selection. Specifically, stock selection in the financials, industrials and consumer discretionary sectors detracted most. This more than offset the combined effect of positive stock selection in materials and information technology.

Among individual holdings, the stocks that detracted most from the Fund's results were three financials companies and two airlines, each selected by the value model. These were mortgage insurers PMI GROUP and RADIAN GROUP, student loan provider FIRST MARBLEHEAD, and airlines UAL (parent company of United Airlines) and US AIRWAYS.

On the positive side, stocks that contributed favorably to the Fund's return included metals and mining company CLEVELAND-CLIFFS (selected by both models), chemical company CF INDUSTRIES HOLDINGS (both models), computer manufacturer WESTERN DIGITAL (value model), and energy company HELMERICH & PAYNE (both models).

At the end of July 2008, the Fund's largest individual stock holdings included oil and gas company HELMERICH & PAYNE, financials company AXIS CAPITAL HOLDINGS (selected by the value model), consumer discretionary firm NVR (value model), energy company PATTERSON-UTI ENERGY (momentum and value models), and insurance company PARTNERS RE (value model).

CHANGES TO THE FUND'S PORTFOLIO
As mentioned, the biggest change we made during the period was the elimination of our use of the quality-adjusted value model and the increased Fund weighting to the value model. Also, as a result of quantitative models-driven stock selection during the period, the Fund's sector allocations changed somewhat. For example, the Fund's exposure to consumer discretionary telecommunications and utilities relative to the Russell Index decreased. Conversely, the Fund's relative positions in energy and industrials increased.

--------------------------------------------------------------------------------

 8 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

We believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the diversified portfolio is well positioned for most potential market conditions.

In managing risk associated with small- and mid-cap investing, we use a proprietary risk management system that allows us to manage the Fund's exposure to several key factors, including industry, sector, market capitalization and portfolio turnover. During the period, we used these and other techniques attempting to reduce the expected risk of the portfolio and to avoid large deviations in exposure from the Index.

OUR FUTURE STRATEGY
We believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the diversified portfolio is well positioned for most potential market conditions. Whether there is a surge in small- and mid-cap stocks or a downturn, the combination of models should, in our view, help us deliver value relative to the Russell Index over extended periods of time. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the Fund. We believe this combination of style diversification

--------------------------------------------------------------------------------

  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

and rigorous risk management will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.


  (PHOTO - DIMITRIS            (PHOTO - STEVE         (PHOTO - GINA
BERTSIMAS)                     KOKKOTOS)              MOURTZINOU)
  Dimitris Bertsimas, Ph.D.    Steve Kokkotos, Ph.D.  Gina Mourtzinou, Ph.D.
  Senior Portfolio Manager     Portfolio Manager      Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Small and Mid Cap Equity Fund Class A shares (from 6/1/06 to 7/31/08)* as compared to the performance of two widely cited performance indices, the Russell 2500 Index and the Lipper Mid-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from May 18, 2006. Russell 2500 Index and Lipper peer group data is from June 1, 2006.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                            SINCE
Results at July 31, 2008                    1 YEAR       INCEPTION(3)
RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND (INCLUDES SALES
CHARGE)
 Class A Cumulative value of $10,000         $8,302         $8,395
-------------------------------------------------------------------------
        Average annual total return         -16.98%         -7.65%
-------------------------------------------------------------------------
RUSSELL 2500 INDEX(1)
        Cumulative value of $10,000          $9,158        $10,254
-------------------------------------------------------------------------
        Average annual total return          -8.42%         +1.16%
-------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000          $9,117        $10,544
-------------------------------------------------------------------------
        Average annual total return          -8.83%         +2.47%
-------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 12 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(GRAPH)

                                               RIVERSOURCE DISCIPLINED
                                               SMALL AND MID CAP EQUITY
                                             FUND CLASS A (INCLUDES SALES                                  LIPPER MID-CAP CORE
                                                       CHARGE                 RUSSELL 2500 INDEX(1)           FUNDS INDEX(2)
                                             ----------------------------     ---------------------     ------------------------
6/1/06                                                 $ 9,425                        $10,000                      $10,000
7/31/06                                                  8,898                          9,690                        9,777
1/31/07                                                 10,191                         11,226                       11,156
7/31/07                                                  9,533                         11,197                       11,564
1/31/08                                                  8,505                         10,405                       10,815
7/31/08                                                  8,395                         10,254                       10,544

(1) The Russell 2500 Index, an unmanaged index, measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Core Funds Index includes the 30 largest mid-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from May 18, 2006. Russell 2500 Index and Lipper peer group data is from June 1, 2006.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                             FEB. 1, 2008    JULY 31, 2008   THE PERIOD(A)   EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  987.10         $5.58(c)        1.13%
------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.24         $5.67(c)        1.13%
------------------------------------------------------------------------------------------
 Class B
------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  983.40         $9.37(c)        1.90%
------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.42         $9.52(c)        1.90%
------------------------------------------------------------------------------------------
 Class C
------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  983.40         $9.37(c)        1.90%
------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.42         $9.52(c)        1.90%
------------------------------------------------------------------------------------------
 Class I
------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  988.30         $3.66(c)         .74%
------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,021.18         $3.72(c)         .74%
------------------------------------------------------------------------------------------
 Class R4
------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  989.40         $5.00(c)        1.01%
------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.84         $5.07(c)        1.01%
------------------------------------------------------------------------------------------
 Class W
------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  985.90         $5.93(c)        1.20%
------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.90         $6.02(c)        1.20%
------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2008: -1.29% for Class A, -1.66% for Class B, -1.66% for Class C, -1.17% for Class I, -1.06% for Class R4 and -1.41% for Class W.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.36% for Class A, 2.13% for Class B, 2.12% for Class C, 0.92% for Class I, 1.22% for Class R4 and 1.37% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2008. Had this change been in place for the entire six month period ended July 31, 2008, the actual expenses paid would have been $3.46 for Class I, $4.95 for Class R4 and $5.68 for Class W; the hypothetical expenses paid would have been $3.52 for

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

     Class I, $5.02 for Class R4 and $5.77 for Class W. The actual and hypothetical expenses paid for Class A, Class B and Class C would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

 16 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.7%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (0.7%)
Axsys Technologies                                     2,006(b)             $147,321
Ceradyne                                               1,610(b)               74,624
DRS Technologies                                         773                  60,912
                                                                     ---------------
Total                                                                        282,857
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
Pacer Intl                                             2,617                  62,128
------------------------------------------------------------------------------------

AIRLINES (3.1%)
Alaska Air Group                                      11,296(b)              201,972
AMR                                                   22,832(b)              206,173
Continental Airlines Cl B                             12,329(b)              169,277
Delta Air Lines                                       14,412(b)              108,666
Hawaiian Holdings                                     17,028(b)              150,187
Northwest Airlines                                    25,346(b)              232,170
SkyWest                                                5,564                  84,684
UAL                                                   11,061                  91,917
                                                                     ---------------
Total                                                                      1,245,046
------------------------------------------------------------------------------------

AUTO COMPONENTS (1.3%)
Exide Technologies                                     5,970(b)               94,326
Goodyear Tire & Rubber                                 4,076(b)               80,012
Lear                                                   4,728(b)               68,130
Modine Mfg                                             5,490                  95,746
Stoneridge                                             3,571(b)               47,030
TRW Automotive Holdings                                7,790(b)              144,505
                                                                     ---------------
Total                                                                        529,749
------------------------------------------------------------------------------------

BEVERAGES (0.4%)
Central European Distribution                          1,992(b)              145,336
------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.6%)
AVANT Immunotherapeutics                               3,652(b)               59,308
BioMarin Pharmaceutical                                4,478(b)              145,758
Cepheid                                                6,527(b)              111,742
Idenix Pharmaceuticals                                 7,495(b)               62,134
Idera Pharmaceuticals                                  6,711(b)               99,256
Incyte                                                12,900(b)              119,454

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
BIOTECHNOLOGY (CONT.)
Isis Pharmaceuticals                                   6,313(b)             $108,142
Martek Biosciences                                     2,955(b)              111,138
Momenta Pharmaceuticals                                6,611(b)              109,610
Savient Pharmaceuticals                                4,220(b)              112,168
                                                                     ---------------
Total                                                                      1,038,710
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.8%)
Armstrong World Inds                                   1,834                  61,824
Owens Corning                                          6,304(b)              163,968
USG                                                    2,762(b)               79,269
                                                                     ---------------
Total                                                                        305,061
------------------------------------------------------------------------------------

CAPITAL MARKETS (1.0%)
BGC Partners Cl A                                      7,678(b)               54,514
Knight Capital Group Cl A                              4,423(b)               72,493
SWS Group                                              6,798                 128,618
Waddell & Reed Financial Cl A                          4,174                 139,412
                                                                     ---------------
Total                                                                        395,037
------------------------------------------------------------------------------------

CHEMICALS (5.5%)
Ashland                                                8,440                 352,538
Calgon Carbon                                          8,989(b)              170,791
CF Inds Holdings                                       1,658                 271,017
Eastman Chemical                                       2,309                 138,448
FMC                                                    1,218                  90,583
Innophos Holdings                                      2,413                  70,870
NewMarket                                              2,183                 134,822
Olin                                                   5,175                 153,905
PolyOne                                                7,060(b)               52,950
ShengdaTech                                           12,352(b,c)            120,308
Solutia                                                5,194(b)               79,312
Stepan                                                 1,592                  91,317
Terra Inds                                             5,131                 277,074
Westlake Chemical                                      3,216                  56,312
WR Grace & Co                                          4,848(b)              124,933
                                                                     ---------------
Total                                                                      2,185,180
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMMERCIAL BANKS (1.3%)
Community Bank System                                  2,001                 $47,224
First Citizens BancShares Cl A                           437                  61,836
Oriental Financial Group                               6,094(c)              105,853
Republic Bancorp Cl A                                  2,242                  69,367
Southside Bancshares                                   2,333                  46,263
UMB Financial                                          3,617                 199,188
                                                                     ---------------
Total                                                                        529,731
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.9%)
CBIZ                                                  12,258(b)              100,393
Clean Harbors                                          1,259(b)               98,252
Copart                                                 2,977(b)              130,571
FTI Consulting                                         2,290(b)              162,957
GeoEye                                                 6,038(b)              130,723
Hill Intl                                              7,286(b)              123,498
Metalico                                               9,686(b)              149,164
Standard Parking                                       5,413(b)              116,704
TrueBlue                                               3,843(b)               58,029
Watson Wyatt Worldwide Cl A                            1,323                  76,655
                                                                     ---------------
Total                                                                      1,146,946
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
EMS Technologies                                       3,965(b)               82,115
InterDigital                                           3,270(b)               75,897
Tellabs                                               12,753(b)               65,550
UTStarcom                                             11,257(b)               53,133
                                                                     ---------------
Total                                                                        276,695
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.6%)
Lexmark Intl Cl A                                      8,561(b)              300,320
Synaptics                                              3,860(b)              186,129
Western Digital                                        5,653(b)              162,750
                                                                     ---------------
Total                                                                        649,199
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
Granite Construction                                   1,398                  44,219
Jacobs Engineering Group                               2,326(b,d)            179,893
                                                                     ---------------
Total                                                                        224,112
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.5%)
Greif Cl A                                               763                  46,421
Owens-Illinois                                         3,871(b)              163,511
                                                                     ---------------
Total                                                                        209,932
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DISTRIBUTORS (0.4%)
LKQ                                                    6,974(b)             $142,967
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Regis                                                  1,978                  55,364
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Ampal-American Israel Series A                        12,033(b,c)             67,024
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
CenturyTel                                             1,823                  67,797
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.1%)
ITC Holdings                                             839                  43,729
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.8%)
American Superconductor                                4,901(b)              193,541
Capstone Turbine                                      39,358(b)              120,435
Encore Wire                                            2,277                  41,510
Ener1                                                 18,733(b)              131,880
Energy Conversion Devices                                997(b)               69,720
II-VI                                                  1,443(b)               55,498
Powell Inds                                              995(b)               52,238
Superior Essex                                         1,610(b)               72,482
                                                                     ---------------
Total                                                                        737,304
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.2%)
Arrow Electronics                                      6,521(b)              210,107
Avnet                                                  5,756(b)              156,909
Benchmark Electronics                                  9,918(b)              145,200
FLIR Systems                                           4,992(b)              203,374
Ingram Micro Cl A                                     14,900(b)              274,606
Plexus                                                 5,898(b)              168,093
SYNNEX                                                 2,326(b)               54,335
Vishay Intertechnology                                 9,810(b)               87,996
                                                                     ---------------
Total                                                                      1,300,620
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.9%)
BASiC Energy Services                                  4,738(b)              127,547
Grey Wolf                                             18,999(b)              162,251
Helmerich & Payne                                      9,278                 548,608
Hercules Offshore                                      4,898(b)              122,303
IHS Cl A                                               1,098(b)               68,329
Oil States Intl                                        2,457(b)              134,840
Patterson-UTI Energy                                  14,410                 409,532
SEACOR Holdings                                        1,992(b)              166,671

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
ENERGY EQUIPMENT & SERVICES (CONT.)
Tidewater                                              5,302                $317,802
Unit                                                   4,334(b)              292,762
                                                                     ---------------
Total                                                                      2,350,645
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
Great Atlantic & Pacific Tea                           3,757(b)               59,774
PriceSmart                                             3,208                  75,228
Winn-Dixie Stores                                      6,159(b)               97,866
                                                                     ---------------
Total                                                                        232,868
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Cal-Maine Foods                                        3,835                 145,347
Chiquita Brands Intl                                   2,131(b)               32,711
Darling Intl                                          16,258(b)              263,053
Fresh Del Monte Produce                                4,883(b,c)            102,934
Sanderson Farms                                        1,236                  49,119
                                                                     ---------------
Total                                                                        593,164
------------------------------------------------------------------------------------

GAS UTILITIES (1.3%)
EnergySouth                                            1,892                 114,636
Laclede Group                                          2,584                 109,587
New Jersey Resources                                   2,958                 100,838
Nicor                                                  4,668                 185,881
                                                                     ---------------
Total                                                                        510,942
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.6%)
Exactech                                               4,863(b)              139,763
Meridian Bioscience                                    6,387                 166,126
Merit Medical Systems                                  4,906(b)               99,150
Neogen                                                 2,476(b)               68,016
NuVasive                                               3,253(b)              182,720
Somanetics                                             5,234(b)              114,729
Vision-Sciences                                       17,885(b)               76,369
Wright Medical Group                                   3,220(b)              101,398
ZOLL Medical                                           2,797(b)               88,106
                                                                     ---------------
Total                                                                      1,036,377
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.6%)
AMERIGROUP                                             5,474(b)              139,039
Chindex Intl                                           5,156(b)               79,970
CorVel                                                 3,460(b)              113,315
Health Net                                             2,720(b)               76,051
HealthSpring                                           5,024(b)               97,717
HMS Holdings                                           3,820(b)               95,042
Kindred Healthcare                                     4,044(b)              109,067
Magellan Health Services                               1,155(b)               48,221

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Molina Healthcare                                      4,676(b)             $139,531
WellCare Health Plans                                  3,532(b)              138,914
                                                                     ---------------
Total                                                                      1,036,867
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.2%)
TriZetto Group                                         2,761(b)               60,217
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Bally Technologies                                     3,057(b)               97,182
Rick's Cabaret Intl                                    3,299(b)               50,475
WMS Inds                                               2,280(b)               64,250
                                                                     ---------------
Total                                                                        211,907
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.1%)
DR Horton                                              5,115                  56,879
MDC Holdings                                           1,798                  74,653
Meritage Homes                                         4,426(b)               79,889
Natl Presto Inds                                         847                  60,544
NVR                                                      819(b)              452,350
Ryland Group                                           5,137                 105,771
                                                                     ---------------
Total                                                                        830,086
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.7%)
Seaboard                                                  75                 135,000
Walter Inds                                            1,508                 158,144
                                                                     ---------------
Total                                                                        293,144
------------------------------------------------------------------------------------

INSURANCE (9.1%)
Allied World Assurance Holdings                        5,123(c)              213,168
American Financial Group                               8,496                 246,129
Arch Capital Group                                     5,199(b,c)            362,526
Aspen Insurance Holdings                               8,887(c)              225,641
Axis Capital Holdings                                 15,881(c)              503,110
Endurance Specialty Holdings                           5,748(c)              175,889
Fidelity Natl Financial Cl A                          12,412                 165,824
First American                                         6,354                 160,121
HCC Insurance Holdings                                 9,945                 225,254
IPC Holdings                                           5,894(c)              189,197
Odyssey Re Holdings                                    2,302                  89,939
Old Republic Intl                                      8,346                  87,633
PartnerRe                                              5,936(c)              417,420
Platinum Underwriters Holdings                         5,084(c)              183,532

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 18 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
RenaissanceRe Holdings                                 6,623(c)             $336,912
Transatlantic Holdings                                 1,844                 106,841
                                                                     ---------------
Total                                                                      3,689,136
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.7%)
NetFlix                                                2,960(b)               91,434
priceline.com                                          1,725(b)              198,289
                                                                     ---------------
Total                                                                        289,723
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.7%)
CMGI                                                   5,938(b)               72,681
RealNetworks                                           7,279(b)               50,007
Sohu.com                                               2,256(b,c)            170,283
                                                                     ---------------
Total                                                                        292,971
------------------------------------------------------------------------------------

IT SERVICES (1.9%)
Hewitt Associates Cl A                                 1,142(b)               42,083
Integral Systems                                       1,348                  63,396
ManTech Intl Cl A                                      2,645(b)              147,697
SAIC                                                  20,574(b)              388,643
TNS                                                    5,868(b)              133,790
                                                                     ---------------
Total                                                                        775,609
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.8%)
Brunswick                                             14,232                 183,593
JAKKS Pacific                                          5,484(b)              120,538
                                                                     ---------------
Total                                                                        304,131
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (2.1%)
Bio-Rad Laboratories Cl A                              1,215(b)              108,257
Covance                                                1,419(b)              130,264
Illumina                                               2,153(b)              200,746
Kendle Intl                                            2,035(b)               83,740
Luminex                                                6,315(b)              138,930
PAREXEL Intl                                           6,530(b)              190,872
                                                                     ---------------
Total                                                                        852,809
------------------------------------------------------------------------------------

MACHINERY (4.6%)
AGCO                                                   4,167(b)              249,395
Badger Meter                                           1,692                  95,310
Bucyrus Intl                                           2,598                 181,886
FreightCar America                                     3,790                 144,361
Gorman-Rupp                                            2,220                  98,879
K-Tron Intl                                              793(b)              110,060
LB Foster Cl A                                         4,169(b)              160,381
Lindsay                                                1,528                 140,989
Lydall                                                 3,315(b)               51,581

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
MACHINERY (CONT.)
Mueller Inds                                           5,155                $132,329
NACCO Inds Cl A                                          640                  64,640
Nordson                                                1,313                  92,777
Robbins & Myers                                        3,139                 159,367
Timken                                                 5,049                 166,718
                                                                     ---------------
Total                                                                      1,848,673
------------------------------------------------------------------------------------

MARINE (0.8%)
Genco Shipping & Trading                               2,700                 184,086
TBS Intl Series A                                      3,775(b,c)            137,939
                                                                     ---------------
Total                                                                        322,025
------------------------------------------------------------------------------------

MEDIA (0.2%)
Marvel Entertainment                                   1,767(b)               61,315
------------------------------------------------------------------------------------

METALS & MINING (3.1%)
AK Steel Holding                                       2,433                 154,496
Cleveland-Cliffs                                       2,215                 240,128
Coeur d'Alene Mines                                   23,585(b)               68,161
Commercial Metals                                     12,827                 382,885
Compass Minerals Intl                                  1,768                 133,661
Kaiser Aluminum                                          517                  27,272
Olympic Steel                                          2,314                 117,667
Schnitzer Steel Inds Cl A                              1,404                 126,697
                                                                     ---------------
Total                                                                      1,250,967
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
Big Lots                                               3,015(b)               91,837
Dillard's Cl A                                        15,928                 161,032
                                                                     ---------------
Total                                                                        252,869
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.4%)
Integrys Energy Group                                  3,473                 177,331
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.2%)
Alpha Natural Resources                                2,489(b)              246,287
Arena Resources                                        2,366(b)               96,793
Callon Petroleum                                       6,274(b)              144,239
Carrizo Oil & Gas                                      1,145(b)               57,639
Cimarex Energy                                         5,685                 296,245
Clayton Williams Energy                                1,407(b)              131,132
Forest Oil                                               712(b)               40,605
Frontier Oil                                           9,759                 178,102
Frontline                                              2,930(c)              188,018
Holly                                                  2,455                  70,164
James River Coal                                       3,939(b)              170,756
Overseas Shipholding Group                             1,918                 151,043

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
St. Mary Land & Exploration                            3,688                $156,961
Stone Energy                                           2,888(b)              147,346
Swift Energy                                           4,215(b)              214,206
Tesoro                                                15,153                 233,962
W&T Offshore                                           2,602                 115,165
Whiting Petroleum                                      2,732(b)              255,906
                                                                     ---------------
Total                                                                      2,894,569
------------------------------------------------------------------------------------

PHARMACEUTICALS (3.2%)
Ardea Biosciences                                      5,653(b)               73,546
Auxilium Pharmaceuticals                               5,275(b)              195,702
CPEX Pharmaceuticals                                       1(b)                   15
Durect                                                26,082(b)              115,804
King Pharmaceuticals                                  24,950(b)              287,174
Medicines                                              3,955(b)               87,841
Perrigo                                                4,327                 152,440
POZEN                                                  7,706(b)               93,859
ViroPharma                                            10,447(b)              128,603
XenoPort                                               2,800(b)              128,296
                                                                     ---------------
Total                                                                      1,263,280
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.6%)
Annaly Capital Management                             12,437                 187,426
Anworth Mtge Asset                                    20,898                 124,343
Capstead Mtge                                         10,954                 119,618
HCP                                                    1,606                  57,928
Health Care REIT                                       1,151                  57,400
LTC Properties                                         2,956                  86,404
MFA Mtge Investments                                  10,145                  65,435
Nationwide Health Properties                           3,397                 126,063
Omega Healthcare Investors                             4,379                  75,625
Senior Housing Properties Trust                        3,551                  74,749
Ventas                                                 1,677                  75,230
                                                                     ---------------
Total                                                                      1,050,221
------------------------------------------------------------------------------------

ROAD & RAIL (2.7%)
Arkansas Best                                          6,828                 253,591
Con-way                                                4,045                 204,515
Ryder System                                           3,198(d)              210,940

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
ROAD & RAIL (CONT.)
Werner Enterprises                                     6,633                $157,932
YRC Worldwide                                         14,525(b)              245,473
                                                                     ---------------
Total                                                                      1,072,451
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
Actel                                                  5,554(b)               76,368
Amkor Technology                                      11,032(b)               96,640
MKS Instruments                                        2,242(b)               46,185
OmniVision Technologies                                9,915(b)              108,569
Pericom Semiconductor                                  8,539(b)              121,766
                                                                     ---------------
Total                                                                        449,528
------------------------------------------------------------------------------------

SOFTWARE (1.5%)
ANSYS                                                  2,247(b)              103,092
BMC Software                                           1,415(b)               46,539
Concur Technologies                                    4,842(b)              199,588
Ebix                                                     963(b)               96,801
Salesforce.com                                           806(b)               51,415
TiVo                                                  12,696(b)               97,505
                                                                     ---------------
Total                                                                        594,940
------------------------------------------------------------------------------------

SPECIALTY RETAIL (6.5%)
Aeropostale                                            1,894(b)               61,082
American Eagle Outfitters                              4,243                  59,402
AnnTaylor Stores                                       2,490(b)               56,150
Asbury Automotive Group                                7,026                  69,628
AutoNation                                            13,765(b)              142,055
Barnes & Noble                                         9,010                 213,176
Blockbuster Cl A                                      52,068(b)              145,270
Cato Cl A                                              8,358                 149,525
Children's Place Retail Stores                         1,564(b)               59,510
Collective Brands                                      7,639(b)               98,390
Finish Line Cl A                                       7,291(b)               79,107
Foot Locker                                           13,960                 210,237
GameStop Cl A                                          2,974(b)              120,477
Group 1 Automotive                                     2,962                  58,203
Men's Wearhouse                                        2,121                  42,229
New York & Co                                          5,398(b)               52,253
Office Depot                                          25,627(b)              174,263
OfficeMax                                              3,506                  44,737
RadioShack                                             9,662                 161,162
Rent-A-Center                                          7,914(b)              167,777
Ross Stores                                            1,599                  60,698
Sonic Automotive Cl A                                  8,936                  89,986
Stage Stores                                           9,845                 145,903

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 20 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SPECIALTY RETAIL (CONT.)
Urban Outfitters                                       3,004(b)              $99,162
Wet Seal Cl A                                         11,429(b)               50,173
                                                                     ---------------
Total                                                                      2,610,555
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Hanesbrands                                            3,887(b)               83,337
Jones Apparel Group                                   10,812                 180,993
                                                                     ---------------
Total                                                                        264,330
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Capitol Federal Financial                              1,345                  54,392
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.7%)
Rush Enterprises Cl A                                  3,239(b)               36,568
United Rentals                                         6,444(b)              104,264
WESCO Intl                                             3,606(b)              135,766
                                                                     ---------------
Total                                                                        276,598
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Syniverse Holdings                                     3,986(b)              $64,573
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $42,842,271)                                                      $39,509,737
------------------------------------------------------------------------------------

MONEY MARKET FUND (1.8%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund, 2.54%              716,797(e)             $716,797
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $716,797)                                                            $716,797
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $43,559,068)(f)                                                   $40,226,534
====================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008

                                  NUMBER OF                                            UNREALIZED
                                  CONTRACTS          NOTIONAL        EXPIRATION      APPRECIATION/
CONTRACT DESCRIPTION             LONG (SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------
E-Mini S&P MidCap 400 Index           2              $160,780        Sept. 2008          $1,045
Mini Russell 2000 Index               5               357,750        Sept. 2008           4,568
---------------------------------------------------------------------------------------------------
Total                                                                                    $5,613
---------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2008, the value of foreign securities represented 8.7% of net assets.

(d) At July 31, 2008, investments in securities included securities valued at $64,745 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e) Affiliated Money Market Fund - See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2008.

(f) At July 31, 2008, the cost of securities for federal income tax purposes was $43,614,099 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $ 3,960,158
Unrealized depreciation                                             (7,347,723)
------------------------------------------------------------------------------
Net unrealized depreciation                                        $(3,387,565)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  21

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 22 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers (identified cost $42,842,271)         $ 39,509,737
   Affiliated money market fund (identified cost $716,797)         716,797
--------------------------------------------------------------------------
Total investments in securities (identified cost
   $43,559,068)                                                 40,226,534
Capital shares receivable                                          244,092
Dividends receivable                                                19,699
--------------------------------------------------------------------------
Total assets                                                    40,490,325
==========================================================================
LIABILITIES
Capital shares payable                                             396,690
Variation margin payable                                             5,485
Accrued investment management services fees                            773
Accrued distribution fees                                              195
Accrued transfer agency fees                                            79
Accrued administrative services fees                                    66
Other accrued expenses                                              59,072
--------------------------------------------------------------------------
Total liabilities                                                  462,360
--------------------------------------------------------------------------
Net assets applicable to outstanding capital stock            $ 40,027,965
==========================================================================
REPRESENTED BY
Capital stock -- $.01 par value                               $     47,715
Additional paid-in capital                                      60,661,394
Excess of distributions over net investment income                    (483)
Accumulated net realized gain (loss)                           (17,353,740)
Unrealized appreciation (depreciation) on investments           (3,326,921)
--------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                              $ 40,027,965
==========================================================================

NET ASSET VALUE PER SHARE
                        Net assets   Shares outstanding    Net asset value per share
Class A                $16,737,687            1,995,771                        $8.39(1)
Class B                $ 1,001,638              121,121                        $8.27
Class C                $   162,845               19,685                        $8.27
Class I                $15,280,626            1,816,335                        $8.41
Class R4               $    10,136                1,204                        $8.42
Class W                $ 6,835,033              817,433                        $8.36
------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $8.90. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  23

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $    726,208
Income distributions from affiliated money market fund               116,391
   Less foreign taxes withheld                                        (1,466)
----------------------------------------------------------------------------
Total income                                                         841,133
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                  365,578
Distribution fees
   Class A                                                            44,049
   Class B                                                            12,319
   Class C                                                             1,632
   Class W                                                            54,372
Transfer agency fees
   Class A                                                            23,992
   Class B                                                             1,870
   Class C                                                               239
   Class R4                                                                5
   Class W                                                            43,498
Administrative services fees                                          38,114
Plan administration services fees -- Class R4                             29
Compensation of board members                                          1,089
Custodian fees                                                        51,010
Printing and postage                                                  35,574
Registration fees                                                     52,879
Professional fees                                                     26,429
Other                                                                  5,725
----------------------------------------------------------------------------
Total expenses                                                       758,403
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                 (46,967)
   Earnings and bank fee credits on cash balances                        (94)
----------------------------------------------------------------------------
Total net expenses                                                   711,342
----------------------------------------------------------------------------
Investment income (loss) -- net                                      129,791
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                         (16,983,785)
   Futures contracts                                                (300,632)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          (17,284,417)
Net change in unrealized appreciation (depreciation) on
   investments                                                     4,376,682
----------------------------------------------------------------------------
Net gain (loss) on investments                                   (12,907,735)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $(12,777,944)
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 24 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                            2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                            $    129,791    $    236,927
Net realized gain (loss) on investments                     (17,284,417)          1,725
Net change in unrealized appreciation (depreciation) on
   investments                                                4,376,682      (6,728,788)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               (12,777,944)     (6,490,136)
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                   (34,283)        (51,227)
      Class B                                                        --          (1,714)
      Class C                                                        --            (180)
      Class I                                                  (113,611)        (86,805)
      Class R4                                                      (45)            (57)
      Class W                                                   (63,669)            (25)
   Tax return of capital
      Class A                                                   (10,260)             --
      Class I                                                   (34,002)             --
      Class R4                                                      (13)             --
      Class W                                                   (19,056)             --
---------------------------------------------------------------------------------------
Total distributions                                            (274,939)       (140,008)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  25

                                                               2008            2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                          $  5,314,007    $  9,526,024
   Class B shares                                               524,710       1,559,049
   Class C shares                                                84,450         186,778
   Class I shares                                             5,433,998      41,657,381
   Class R4 shares                                                   --           4,169
   Class W shares                                            36,417,280      74,596,249
Reinvestment of distributions at net asset value
   Class A shares                                                23,307          12,334
   Class B shares                                                    --           1,637
   Class C shares                                                    --             133
   Class I shares                                               147,564          86,753
   Class R4 shares                                                   14              12
   Class W shares                                                82,712              --
Payments for redemptions
   Class A shares                                            (4,596,964)       (602,001)
   Class B shares                                              (699,446)       (163,893)
   Class C shares                                               (81,500)         (1,577)
   Class I shares                                           (24,982,300)     (1,367,934)
   Class R4 shares                                               (3,611)             --
   Class W shares                                           (80,368,252)    (12,494,015)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             (62,704,031)    113,001,099
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     (75,756,914)    106,370,955
Net assets at beginning of year                             115,784,879       9,413,924
---------------------------------------------------------------------------------------
Net assets at end of year                                  $ 40,027,965    $115,784,879
=======================================================================================
Undistributed (excess of distributions over) net
   investment income                                       $       (483)   $     88,863
---------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 26 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL
STATEMENTS ---------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund) is a series of RiverSource Dimensions Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies with market capitalizations of up to $5 billion or that fall within the range of companies that comprise the Russell 2500(TM) Index at the time of investment.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares.

At July 31, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 38% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  27

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a

--------------------------------------------------------------------------------

 28 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT 29 using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $7,529 and accumulated net realized loss has been decreased by $7,529.

--------------------------------------------------------------------------------

 30 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                       2008       2007*
---------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income................................    $34,283    $51,227
      Long-term capital gain.........................         --         --
      Tax return of capital..........................     10,260         --
CLASS B
Distributions paid from:
      Ordinary income................................         --      1,714
      Long-term capital gain.........................         --         --
      Tax return of capital..........................         --         --
CLASS C
Distributions paid from:
      Ordinary income................................         --        180
      Long-term capital gain.........................         --         --
      Tax return of capital..........................         --         --
CLASS I
Distributions paid from:
      Ordinary income................................    113,611     86,805
      Long-term capital gain.........................         --         --
      Tax return of capital..........................     34,002         --
CLASS R4
Distributions paid from:
      Ordinary income................................         45         57
      Long-term capital gain.........................         --         --
      Tax return of capital..........................         13         --
CLASS W
Distributions paid from:
      Ordinary income................................     63,669         25
      Long-term capital gain.........................         --         --
      Tax return of capital..........................     19,056         --

* Class W is for the period from Dec. 1, 2006 (inception date) to July 31, 2007.

At July 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...........................          $          --
Undistributed accumulated long-term gain................          $          --
Accumulated realized loss...............................          $(17,293,096)
Unrealized appreciation (depreciation)..................          $ (3,388,048)

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  31

Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Aug. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by

--------------------------------------------------------------------------------

 32 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $79,088 for the year ended July 31, 2008. The management fee for the year ended July 31, 2008, was 0.57% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended July 31, 2008 was 0.06% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2008, other expenses paid to this company were $445.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  33

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $44,000 and $1,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $24,965 for Class A, $1,244 for Class B and $19 for Class C for the year ended July 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended July 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.....................................................        1.20%
Class B.....................................................        1.97
Class C.....................................................        1.96
Class I.....................................................        0.84
Class R4....................................................        0.84
Class W.....................................................        1.31

--------------------------------------------------------------------------------

 34 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4....................................................    $  3
Class W.....................................................     211

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4....................................................    $29

The management fees waived/reimbursed at the Fund level were $46,724.

Under an agreement which was effective until July 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.....................................................        1.36%
Class B.....................................................        2.12
Class C.....................................................        2.12
Class I.....................................................        0.96
Class R4....................................................        1.23
Class W.....................................................        1.41

Effective Aug. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.....................................................        1.36%
Class B.....................................................        2.13
Class C.....................................................        2.12
Class I.....................................................        0.92
Class R4....................................................        1.22
Class W.....................................................        1.37

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS

During the year ended July 31, 2008, the Fund's custodian and transfer agency fees were reduced by $94 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  35

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $34,481,277 and $93,642,813, respectively, for the year ended July 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED JULY 31, 2008
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                         598,899          2,670         (530,197)           71,372
Class B                          60,646             --          (83,716)          (23,070)
Class C                           9,742             --           (9,464)              278
Class I                         619,508         16,884       (2,871,475)       (2,235,083)
Class R4                             --              2             (384)             (382)
Class W                       3,946,189          9,475       (9,117,650)       (5,161,986)
----------------------------------------------------------------------------------------------

                                                 YEAR ENDED JULY 31, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                         943,472          1,246          (59,415)          885,303
Class B                         155,478            166          (15,613)          140,031
Class C                          18,543             14             (150)           18,407
Class I                       4,167,297          8,763         (131,451)        4,044,609
Class R4                            421              1               --               422
Class W*                      7,145,709             --       (1,166,290)        5,979,419
----------------------------------------------------------------------------------------------

* For the period from Dec, 1, 2006 (inception date) to July 31, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-term Cash Fund aggregated $40,412,808 and $41,455,798, respectively, for the year ended July 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2008, can be found in the Portfolio of Investments.

--------------------------------------------------------------------------------

 36 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended July 31, 2008.

7. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $2,301,857 at July 31, 2008, that if not offset by capital gains will expire as follows:

 2014      2015        2016
$93,125   $21,904   $2,186,828

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At July 31, 2008 the Fund had a post-October loss of $14,991,239 that is treated for income tax purposes as occurring on Aug. 1, 2008.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  37

Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the

--------------------------------------------------------------------------------

 38 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  39

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,    2008                 2007           2006(B)
Net asset value, beginning of
  period                          $9.55             $8.95             $9.48
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)        .00(c),(d)        .05(c)             --
Net gains (losses) (both
 realized and unrealized)         (1.14)              .59              (.53)
---------------------------------------------------------------------------------------------------------------
Total from investment
 operations                       (1.14)              .64              (.53)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.02)             (.04)               --
Tax return of capital              (.00)(d)            --                --
---------------------------------------------------------------------------------------------------------------
Total distributions                (.02)             (.04)               --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $8.39             $9.55             $8.95
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $17               $18                $9
---------------------------------------------------------------------------------------------------------------
Gross expenses prior to
 expense
 waiver/reimbursement(e),(f)      1.32%             1.67%             5.83%(g)
---------------------------------------------------------------------------------------------------------------
Net expenses after
 waiver/reimbursement(f),(h),(i)     1.20%          1.29%             1.26%(g)
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)       .05%(d)           .52%              .01%(g)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate             56%               84%               14%
---------------------------------------------------------------------------------------------------------------
Total return(j)                 (11.94%)            7.12%            (5.59%)(k)
---------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d)  Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(j)  Total return does not reflect payment of a sales charge.
(k)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007        2006(B)
Net asset value, beginning of period      $9.47          $8.93          $9.48
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.06)(c)       (.04)(c)       (.01)
Net gains (losses) (both realized and
 unrealized)                              (1.14)           .62           (.54)
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.20)           .58           (.55)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --           (.04)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.27          $9.47          $8.93
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              2.09%          2.12%          6.64%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after
 waiver/reimbursement(e),(g),(h)          1.97%          2.06%          2.07%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.71%)         (.41%)         (.37%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     56%            84%            14%
-----------------------------------------------------------------------------------------------------------
Total return(i)                         (12.67%)         6.43%         (5.80%)(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  41

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007        2006(B)
Net asset value, beginning of period      $9.47          $8.93          $9.48
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.06)(c)       (.04)(c)       (.01)
Net gains (losses) (both realized and
 unrealized)                              (1.14)           .61           (.54)
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.20)           .57           (.55)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --           (.03)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.27          $9.47          $8.93
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              2.08%          2.16%          6.61%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after
 waiver/reimbursement(e),(g),(h)          1.96%          2.06%          2.04%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.72%)         (.40%)         (.78%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     56%            84%            14%
-----------------------------------------------------------------------------------------------------------
Total return(i)                         (12.67%)         6.37%         (5.80%)(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007        2006(B)
Net asset value, beginning of period      $9.57          $8.95          $9.48
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05(c)         .08(c)          --
Net gains (losses) (both realized and
 unrealized)                              (1.16)           .59           (.53)
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.11)           .67           (.53)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.04)          (.05)            --
Tax return of capital                      (.01)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.05)          (.05)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.41          $9.57          $8.95
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $15            $39            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .91%           .95%          5.58%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after
 waiver/reimbursement(e),(g),(h)           .84%           .95%          1.01%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .50%           .80%           .19%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     56%            84%            14%
-----------------------------------------------------------------------------------------------------------
Total return                            (11.63%)         7.48%         (5.59%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  43

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007        2006(B)
Net asset value, beginning of period      $9.56          $8.95          $9.48
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04(c)         .07(c)          --
Net gains (losses) (both realized and
 unrealized)                              (1.14)           .58           (.53)
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.10)           .65           (.53)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)          (.04)            --
Tax return of capital                      (.01)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.04)          (.04)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.42          $9.56          $8.95
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.23%          1.68%          5.69%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after
 waiver/reimbursement(e),(g),(h)           .84%          1.15%          1.12%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .42%           .71%           .21%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     56%            84%            14%
-----------------------------------------------------------------------------------------------------------
Total return                            (11.48%)         7.30%         (5.59%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008           2007(B)
Net asset value, beginning of period      $9.54          $9.79
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .01             --
Net gains (losses) (both realized and
 unrealized)                              (1.17)          (.20)
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.16)          (.20)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.01)          (.05)
Tax return of capital                      (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.02)          (.05)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.36          $9.54
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $7            $57
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.34%          1.60%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after
 waiver/reimbursement(e),(g),(h)          1.31%          1.32%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .08%           .03%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     56%            84%
-----------------------------------------------------------------------------------------------------------
Total return                            (12.13%)        (2.06%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Dimensions Series, Inc.) as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

--------------------------------------------------------------------------------

 46 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Small and Mid Cap Equity Fund of the RiverSource Dimensions Series, Inc. at July 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 22, 2008

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  47

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

 48 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 54
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  49

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 50 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 53
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 49                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  51

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 52 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  53

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance, although weaker than the previous year, reflected the interrelationship of particularly volatile market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to adjust certain proprietary models.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

 54 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability since inception. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING
-------------------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2008 ANNUAL REPORT  55

     RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6505 E (9/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED SMALL CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2008
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   15

Financial Statements...............   22

Notes to Financial Statements......   28

Report of Independent Registered
  Public Accounting Firm...........   49

Federal Income Tax Information.....   51

Board Members and Officers.........   52

Approval of Investment Management
  Services Agreement...............   55

Proxy Voting.......................   57



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Small Cap Value Fund (the Fund) Class A shares declined 9.67% (excluding sales charge) for the 12-month period ended July 31, 2008.

> The Fund outperformed its benchmark, the unmanaged Russell 2000(R) Value
  Index, which fell 9.95% for the annual period.

> The Fund also outperformed the Lipper Small-Cap Value Funds Index, representing the Fund's peer group, which declined 12.36% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2008)
--------------------------------------------------------------------------------


                                                          Since
                                              1 year  inception(a)
------------------------------------------------------------------
RiverSource Disciplined
  Small Cap Value Fund
  Class A (excluding sales charge)            -9.67%     -4.19%
------------------------------------------------------------------
Russell 2000(R) Value Index (unmanaged)       -9.95%     -1.03%
------------------------------------------------------------------
Lipper Small-Cap Value Funds Index           -12.36%     -1.07%
------------------------------------------------------------------



(a) Fund data is from Feb. 16, 2006. Russell 2000 Value Index and Lipper peer group data is from March 1, 2006.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
   X                      SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                                    Net Fund and
                                   Acquired Fund
               Total      Net       (Underlying
                Fund  Expenses(a)     Fund)(b)
------------------------------------------------
Class A        1.54%     1.24%         1.29%
------------------------------------------------
Class B        2.29%     2.00%         2.05%
------------------------------------------------
Class C        2.29%     2.00%         2.05%
------------------------------------------------
Class I        1.22%     0.92%         0.97%
------------------------------------------------
Class R2       2.03%     1.72%         1.77%
------------------------------------------------
Class R3       1.79%     1.47%         1.52%
------------------------------------------------
Class R4       1.52%     1.22%         1.27%
------------------------------------------------
Class R5       1.28%     0.97%         1.02%
------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.10% for the year ended July 31, 2008), will not exceed 1.43% for Class A, 2.19% for Class B, 2.19% for Class C, 1.04% for Class I, 1.84% for Class R2, 1.59% for Class R3, 1.34% for Class R4 and 1.09% for Class R5.
(b) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds (affiliated and unaffiliated funds) in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, was 0.05% for the year ended July 31, 2008.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2008
                                                          SINCE
Without sales charge                            1 YEAR  INCEPTION
Class A (inception 2/16/06)                     -9.67%    -4.19%
-----------------------------------------------------------------
Class B (inception 2/16/06)                    -10.47%    -4.98%
-----------------------------------------------------------------
Class C (inception 2/16/06)                    -10.43%    -4.97%
-----------------------------------------------------------------
Class I (inception 2/16/06)                     -9.46%    -3.90%
-----------------------------------------------------------------
Class R2 (inception 12/11/06)                   -9.82%   -10.44%
-----------------------------------------------------------------
Class R3 (inception 12/11/06)                   -9.65%   -10.22%
-----------------------------------------------------------------
Class R4 (inception 2/16/06)                    -9.27%    -3.97%
-----------------------------------------------------------------
Class R5 (inception 12/11/06)                   -9.50%    -9.96%
-----------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)                    -14.86%    -6.46%
-----------------------------------------------------------------
Class B (inception 2/16/06)                    -14.84%    -6.48%
-----------------------------------------------------------------
Class C (inception 2/16/06)                    -11.30%    -4.97%
-----------------------------------------------------------------



AT JUNE 30, 2008
                                                          SINCE
Without sales charge                            1 YEAR  INCEPTION
Class A (inception 2/16/06)                    -21.64%    -6.06%
-----------------------------------------------------------------
Class B (inception 2/16/06)                    -22.19%    -6.79%
-----------------------------------------------------------------
Class C (inception 2/16/06)                    -22.23%    -6.78%
-----------------------------------------------------------------
Class I (inception 2/16/06)                    -21.35%    -5.77%
-----------------------------------------------------------------
Class R2 (inception 12/11/06)                  -21.70%   -13.36%
-----------------------------------------------------------------
Class R3 (inception 12/11/06)                  -21.46%   -13.13%
-----------------------------------------------------------------
Class R4 (inception 2/16/06)                   -21.29%    -5.84%
-----------------------------------------------------------------
Class R5 (inception 12/11/06)                  -21.40%   -12.93%
-----------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)                    -26.13%    -8.37%
-----------------------------------------------------------------
Class B (inception 2/16/06)                    -25.98%    -8.32%
-----------------------------------------------------------------
Class C (inception 2/16/06)                    -22.99%    -6.78%
-----------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.


--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2008, approximately 63% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Disciplined Small Cap Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 37, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined Small Cap Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 12 and 33.

Dear Shareholders:

RiverSource Disciplined Small Cap Value Fund (the Fund) Class A shares declined 9.67% (excluding sales charge) for the 12-month period ended July 31, 2008. The Fund outperformed its benchmark, the unmanaged Russell 2000(R) Value Index (Russell Index), which fell 9.95%, as well as the Lipper Small-Cap Value Funds Index, representing the Fund's peer group, which declined 12.36%, for the same period.


SECTOR DIVERSIFICATION(1) (at July 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     12.9%
------------------------------------------------
Consumer Staples                            5.1%
------------------------------------------------
Energy                                      8.6%
------------------------------------------------
Financials                                 28.8%
------------------------------------------------
Health Care                                 6.0%
------------------------------------------------
Industrials                                18.9%
------------------------------------------------
Information Technology                      8.3%
------------------------------------------------
Materials                                   8.2%
------------------------------------------------
Telecommunication Services                  0.5%
------------------------------------------------
Utilities                                   2.7%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


SIGNIFICANT PERFORMANCE FACTORS
The annual period was a most challenging one, characterized by heightened concerns about weakness in the economy, ongoing turmoil in the housing and financial markets, a credit crunch and soaring commodity prices. As a result, equity volatility increased as the year progressed, peaking in March with the collapse of Bear Stearns and rearing its head again in June. Given the extreme pressure on the financial system, it makes sense, then, that the financials sector performed worst. Clearly, the resulting equity market decline was only partially mitigated by the impressive double-digit gains generated by the energy sector, as crude oil prices surged past $140 per barrel before falling back a bit to end July at just over $124 per barrel.

The Fund's performance resulted from the three quantitative investment models we employ in selecting stocks for the Fund's portfolio: momentum, value and quality. The momentum model identifies stocks that we believe will experience improving investor sentiment over the next six to nine months. The value model uses a proprietary earnings estimate and selects stocks with low price-to-predicted-earnings ratios. The quality model selects companies that we feel possess strong and stable fundamentals, adjusted for value. Under the Fund's investment process, the three models choose the small-cap value stocks for the


TOP TEN HOLDINGS (at July 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Aspen Insurance Holdings                    2.0%
------------------------------------------------
Platinum Underwriters Holdings              1.5%
------------------------------------------------
IPC Holdings                                1.4%
------------------------------------------------
Swift Energy                                1.3%
------------------------------------------------
Montpelier Re Holdings                      1.2%
------------------------------------------------
Max Capital Group                           1.1%
------------------------------------------------
Zenith Natl Insurance                       1.0%
------------------------------------------------
Odyssey Re Holdings                         1.0%
------------------------------------------------
Grey Wolf                                   0.9%
------------------------------------------------
Rent-A-Center                               0.9%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


portfolio. We then weight the models and determine the exposure to sectors and industries.

During the reporting period, the momentum and value models outperformed the Russell Index, more than offsetting the lagging performance of the quality model. The variance in performance supports our research, indicating that the style diversification provided by the very different quantitative models is a significant investment advantage over the long term.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative models led to a bias toward smaller-cap stocks within the Russell Index and toward the cheapest price-to-earnings stocks, both of which detracted from results.

Overall, sector allocation contributed to the Fund's performance, with sizable weightings in energy and materials and only modest positions in financials and information technology particularly helpful. Partially offsetting these positives was the detracting effect of having a significant exposure to the weakly-performing consumer discretionary sector.

Because we use a bottom-up approach, it is not surprising that most of the Fund's outperformance was driven by stock selection. Stock selection was especially effective in the consumer discretionary, telecommunications, consumer staples and materials sectors. Stock selection in the energy and health care sectors detracted somewhat from performance.

Individual stocks that contributed most favorably to the Fund's return were consumer staples


  During the reporting period, the momentum and value models outperformed the Russell Index, more than offsetting the lagging performance of the quality model.






--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



company CAL-MAINE FOODS (selected by the momentum and value models), telecommunications company GOLDEN TELECOM (all three models), energy company WHITING PETROLEUM (value and quality models), and insurance company IPC HOLDINGS (value and quality models).

Among individual holdings, the stocks that detracted most from the Fund's results were financials company LANDAMERICA FINANCIAL GROUP (selected by the value and quality models), energy company USEC (value and quality models), consumer discretionary firm STANDARD PACIFIC (quality model), and financials company THORNBURG MORTGAGE (momentum model).

At the end of July, the Fund's individual stock holdings included four financials companies: ASPEN INSURANCE HOLDINGS (selected by all three models), PLATINUM UNDERWRITERS HOLDINGS (value and quality models), IPC HOLDINGS (value and quality models) and MONTPELIER RE HOLDINGS (value and quality models). Another top holding at the end of the period was energy company SWIFT ENERGY (all three models).

CHANGES TO THE FUND'S PORTFOLIO
As a result of quantitative models-driven stock selection during the period, the Fund's sector allocations changed somewhat. For example, the Fund's exposure to consumer discretionary and financials decreased relative to the Russell Index, while its positions in health care, telecommunications and industrials increased.

In managing risk associated with small-cap investing, we use a proprietary risk management system that allows us to manage the Fund's exposure to several key factors, including industry, sector, market capitalization and portfolio turnover. During the period, we used these and other techniques to reduce the expected risk of the portfolio and to avoid large deviations in exposure from the Russell Index.

OUR FUTURE STRATEGY
We believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the portfolio is well positioned for most potential market conditions. Whether there is a surge in small-cap stocks or a downturn, the combination of models should, in our view, help us deliver value relative to the Russell Index

--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

over extended periods of time. We are convinced that our multifaceted, disciplined approach may assist in managing risk in the portfolio. We believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.


(PHOTO - DIMITRIS BERTSIMAS)                      (PHOTO - STEVE KOKKOTOS)                    (PHOTO - GINA MOURTZINOU)

Dimitris Bertsimas, Ph.D.                         Steve Kokkotos, Ph.D.                       Gina Mourtzinou, Ph.D.
Senior Portfolio Manager                          Portfolio Manager                           Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Small Cap Value Fund Class A shares (from 3/1/06 to 7/31/08)* as compared to the performance of two widely cited performance indices, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Feb. 16, 2006. Russell 2000 Value Index and Lipper peer group data is from March 1, 2006.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2008
                                                                  SINCE
                                                     1 YEAR   INCEPTION(3)
RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $8,514      $8,485
--------------------------------------------------------------------------
        Average annual total return                 -14.86%      -6.46%
--------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(1)
        Cumulative value of $10,000                  $9,005      $9,754
--------------------------------------------------------------------------
        Average annual total return                  -9.95%      -1.03%
--------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000                  $8,764      $9,743
--------------------------------------------------------------------------
        Average annual total return                 -12.36%      -1.07%
--------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                            SMALL CAP
                            VALUE FUND
                             CLASS A                               LIPPER SMALL-CAP
                         (INCLUDES SALES         RUSSELL 2000        VALUE FUNDS
                             CHARGE)            VALUE INDEX(1)         INDEX(2)
                     -----------------------    --------------    -----------------
3/1/06                       $9,425                $10,000             $10,000
7/31/06                       9,010                 10,059               9,793
1/31/07                      10,326                 11,576              11,173
7/31/07                       9,405                 10,831              11,116
1/31/08                       8,389                  9,868               9,988
7/31/08                       8,485                  9,754               9,743




(1) The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Feb. 16, 2006. Russell 2000 Value Index and Lipper peer group data is from March 1, 2006.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                                     DIRECT AND
                                                                    DIRECT            INDIRECT
                                  BEGINNING        ENDING          EXPENSES           EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE     PAID DURING        PAID DURING
                                 FEB. 1, 2008  JULY 31, 2008  THE PERIOD(A),(B)  THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------
  Actual(d)                         $1,000       $1,011.50          $ 6.45             $ 6.60
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.45          $ 6.47             $ 6.62
--------------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------------
  Actual(d)                         $1,000       $1,007.00          $10.23             $10.38
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.67          $10.27             $10.42
--------------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------------
  Actual(d)                         $1,000       $1,007.00          $10.23             $10.38
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.67          $10.27             $10.42
--------------------------------------------------------------------------------------------------

Class I
--------------------------------------------------------------------------------------------------
  Actual(d)                         $1,000       $1,012.70          $ 4.55             $ 4.70
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.34          $ 4.57             $ 4.72
--------------------------------------------------------------------------------------------------

Class R2
--------------------------------------------------------------------------------------------------
  Actual(d)                         $1,000       $1,010.40          $ 8.55             $ 8.70
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.36          $ 8.57             $ 8.72
--------------------------------------------------------------------------------------------------

Class R3
--------------------------------------------------------------------------------------------------
  Actual(d)                         $1,000       $1,011.50          $ 7.30             $ 7.45
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.60          $ 7.32             $ 7.47
--------------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------------
  Actual(d)                         $1,000       $1,013.90          $ 6.06             $ 6.21
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.85          $ 6.07             $ 6.22
--------------------------------------------------------------------------------------------------

Class R5
--------------------------------------------------------------------------------------------------
  Actual(d)                         $1,000       $1,012.70          $ 4.80             $ 4.95
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.09          $ 4.82             $ 4.97
--------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.29%           .03%        1.32%
----------------------------------------------------------------------
Class B                             2.05%           .03%        2.08%
----------------------------------------------------------------------
Class C                             2.05%           .03%        2.08%
----------------------------------------------------------------------
Class I                              .91%           .03%         .94%
----------------------------------------------------------------------
Class R2                            1.71%           .03%        1.74%
----------------------------------------------------------------------
Class R3                            1.46%           .03%        1.49%
----------------------------------------------------------------------
Class R4                            1.21%           .03%        1.24%
----------------------------------------------------------------------
Class R5                             .96%           .03%         .99%
----------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.43% for Class A, 2.19% for Class B, 2.19% for Class C, 1.04% for Class I, 1.84% for Class R2, 1.59% for Class R3, 1.34% for Class R4 and 1.09% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2008. Had this change been in place for the entire six month period ended July 31, 2008, the actual direct expenses paid would have been: $6.60 for Class A, $10.38 for Class B, $10.38 for Class C, $4.65 for Class I, $8.65 for Class R2, $7.40 for Class R3, $6.16 for Class R4 and $4.90 for Class R5; the hypothetical direct expenses paid would have been: $6.62 for Class A, $10.42 for Class B, $10.42 for Class C, $4.67 for Class I, $8.67 for Class R2, $7.42 for Class R3, $6.17 for Class R4 and $4.92 for Class R5. Additionally, had this change been in place for the entire six month period ended July 31, 2008, the actual direct and indirect expenses paid would have been: $6.75 for Class A, $10.53 for Class B, $10.53 for Class C, $4.80 for Class I, $8.80 for Class R2, $7.55 for Class R3, $6.31 for Class R4 and $5.05 for Class R5; the hypothetical direct and indirect expenses paid would have been: $6.77 for Class A, $10.57 for Class B, $10.57 for Class C, $4.82 for Class I, $8.82 for Class R2, $7.57 for Class R3, $6.32 for Class R4 and $5.07 for Class R5.
(c) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(d) Based on the actual return for the six months ended July 31, 2008: +1.15% for Class A, +0.70% for Class B, +0.70% for Class C, 1.27% for Class I, +1.04% for Class R2, +1.15% for Class R3, +1.39% for Class R4 and +1.27% for Class R5.


--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (97.8%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.4%)
Ceradyne                                                2,052(b)              $95,111
Triumph Group                                             989                  52,377
                                                                      ---------------
Total                                                                         147,488
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
Hub Group Cl A                                          1,975(b)               76,749
-------------------------------------------------------------------------------------

AIRLINES (1.9%)
Alaska Air Group                                       12,301(b)              219,942
Hawaiian Holdings                                      20,121(b)              177,467
SkyWest                                                14,529                 221,131
UAL                                                     9,225                  76,660
                                                                      ---------------
Total                                                                         695,200
-------------------------------------------------------------------------------------

AUTO COMPONENTS (1.4%)
ArvinMeritor                                            3,968                  54,798
Cooper Tire & Rubber                                    6,030                  55,536
Dana Holding                                            5,655(b)               36,079
Lear                                                    8,509(b)              122,614
Modine Mfg                                              6,309                 110,029
Stoneridge                                              6,462(b)               85,105
Superior Inds Intl                                      1,858                  31,382
                                                                      ---------------
Total                                                                         495,543
-------------------------------------------------------------------------------------

BEVERAGES (0.5%)
Central European Distribution                           2,369(b)              172,842
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.4%)
Celera                                                  3,202(b)               43,707
Emergent BioSolutions                                   6,419(b)               86,464
                                                                      ---------------
Total                                                                         130,171
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (1.1%)
American Woodmark                                       2,700                  63,693
Ameron Intl                                               718                  92,830
Gibraltar Inds                                          3,490                  55,177
Griffon                                                 5,100(b)               51,255
Insteel Inds                                            2,763                  48,822
Universal Forest Products                               3,172                  85,644
                                                                      ---------------
Total                                                                         397,421
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.6%)
Apollo Investment                                       4,108                  65,440
BGC Partners Cl A                                      11,278(b)               80,074
Epoch Holding                                           3,670                  43,379
Knight Capital Group Cl A                               8,897(b)              145,822
MCG Capital                                             7,447                  35,597
Penson Worldwide                                        1,930(b)               35,551
Piper Jaffray Companies                                 1,798(b)               63,829
SWS Group                                               9,559                 180,856
Waddell & Reed Financial Cl A                           5,017                 167,568
Westwood Holdings Group                                 2,887                 134,188
                                                                      ---------------
Total                                                                         952,304
-------------------------------------------------------------------------------------

CHEMICALS (5.4%)
Calgon Carbon                                          10,210(b)              193,990
CF Inds Holdings                                        1,041                 170,162
Innophos Holdings                                       3,056                  89,755
Koppers Holdings                                        5,007                 216,352
NewMarket                                               2,489                 153,721
Olin                                                    2,569                  76,402
OM Group                                                4,425(b)              148,680
PolyOne                                                17,163(b)              128,723
Quaker Chemical                                         3,627                 108,375
Sensient Technologies                                   4,893                 152,270
Solutia                                                 1,479(b)               22,584
Stepan                                                  3,999                 229,382
Westlake Chemical                                       4,435                  77,657
WR Grace & Co                                           6,970(b)              179,617
                                                                      ---------------
Total                                                                       1,947,670
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMMERCIAL BANKS (6.4%)
BancFirst                                               3,648                $172,368
Capitol Bancorp                                         7,257                  96,446
Chemical Financial                                      5,999                 159,393
Community Bank System                                   4,934                 116,442
Community Trust Bancorp                                 5,313                 163,747
First BanCorp                                           9,385(c)               82,119
First Community Bancshares                              2,534                  90,793
First Financial Bankshares                              1,038                  47,634
First Merchants                                         3,564                  74,844
Glacier Bancorp                                         3,678                  79,702
Oriental Financial Group                                4,721(c)               82,004
Renasant                                                3,531                  62,534
Republic Bancorp Cl A                                   5,111                 158,134
Security Bank                                          12,265                  64,391
Simmons First Natl Cl A                                 3,875                 115,281
Southside Bancshares                                    3,684                  73,054
Tompkins Financial                                      2,414                 103,102
Trustmark                                               7,144                 129,021
UMB Financial                                           3,946                 217,307
Umpqua Holdings                                         9,459                 128,453
W Holding                                              86,156(c)               67,632
                                                                      ---------------
Total                                                                       2,284,401
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.6%)
ABM Inds                                                5,312                 127,116
Exponent                                                5,809(b)              177,407
GeoEye                                                  6,526(b)              141,288
IKON Office Solutions                                  14,446                 206,578
Kelly Services Cl A                                     7,100                 130,711
Kimball Intl Cl B                                       9,948                 106,543
MPS Group                                               4,866(b)               56,056
Spherion                                                6,173(b)               30,186
Standard Parking                                        4,249(b)               91,608
Viad                                                      968                  29,505
Volt Information Sciences                               3,851(b)               53,413
Watson Wyatt Worldwide Cl A                             2,425                 140,505
                                                                      ---------------
Total                                                                       1,290,916
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.0%)
ARRIS Group                                            13,724(b)              131,339
Black Box                                               2,326                  69,082
DG FastChannel                                          1,214(b)               20,638
EMS Technologies                                        4,796(b)               99,325
Loral Space & Communications                            1,769(b)               29,242
                                                                      ---------------
Total                                                                         349,626
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.6%)
Adaptec                                                14,051(b)               51,286
Electronics for Imaging                                 4,798(b)               67,220
Imation                                                 4,278                  81,539
                                                                      ---------------
Total                                                                         200,045
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
Dycom Inds                                              2,219(b)               35,216
Granite Construction                                    1,917                  60,635
Northwest Pipe                                          2,279(b)              132,523
Perini                                                  2,050(b)               56,088
                                                                      ---------------
Total                                                                         284,462
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Headwaters                                             10,089(b)              132,267
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.6%)
Advanta Cl B                                            7,813                  61,801
Cash America Intl                                       3,489                 147,096
                                                                      ---------------
Total                                                                         208,897
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.3%)
Rock-Tenn Cl A                                          3,224                 114,613
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.3%)
Regis                                                   3,785                 105,942
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Ampal-American Israel Series A                         21,423(b,c)            119,326
PHH                                                     3,814(b)               59,079
                                                                      ---------------
Total                                                                         178,405
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Alaska Communications Systems Group                     3,197                  40,730
Atlantic Tele-Network                                   1,584                  48,454
                                                                      ---------------
Total                                                                          89,184
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ELECTRIC UTILITIES (0.8%)
Portland General Electric                               4,379                $102,863
UIL Holdings                                            4,169                 130,406
Westar Energy                                           1,916                  42,305
                                                                      ---------------
Total                                                                         275,574
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.8%)
AZZ                                                     3,453(b)              158,044
Encore Wire                                             3,604                  65,701
GrafTech Intl                                          10,250(b)              240,363
Powell Inds                                             4,196(b)              220,290
Superior Essex                                          3,724(b)              167,654
Woodward Governor                                       3,235                 145,575
                                                                      ---------------
Total                                                                         997,627
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
Anixter Intl                                            1,196(b)               81,364
Benchmark Electronics                                  14,489(b)              212,118
Insight Enterprises                                     5,122(b)               65,357
Methode Electronics                                     2,508                  28,065
Plexus                                                  3,602(b)              102,657
SYNNEX                                                  4,564(b)              106,615
                                                                      ---------------
Total                                                                         596,176
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.7%)
Bristow Group                                           2,580(b)              116,074
Bronco Drilling                                         6,667(b)              116,673
Dawson Geophysical                                      1,368(b)               89,782
Grey Wolf                                              37,848(b)              323,221
GulfMark Offshore                                       2,500(b)              125,450
Hornbeck Offshore Services                              1,274(b)               56,795
Oil States Intl                                         2,769(b)              151,963
Parker Drilling                                        12,843(b)              103,643
Pioneer Drilling                                       11,920(b)              189,409
Trico Marine Services                                   1,172(b)               29,909
Union Drilling                                          1,933(b)               37,230
                                                                      ---------------
Total                                                                       1,340,149
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.6%)
Andersons                                               3,883                 176,483
Great Atlantic & Pacific Tea                            5,729(b)               91,148
Ruddick                                                 5,189                 160,651
Village Super Market Cl A                               1,517                  64,093
Winn-Dixie Stores                                       4,977(b)               79,085
                                                                      ---------------
Total                                                                         571,460
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.2%)
Cal-Maine Foods                                         6,843                 259,350
Chiquita Brands Intl                                    4,560(b)               69,996
Flowers Foods                                           3,363                 101,125
Fresh Del Monte Produce                                 2,598(b,c)             54,766
Imperial Sugar                                          3,311                  46,288
Omega Protein                                           9,141(b)              142,965
Sanderson Farms                                         2,977                 118,306
                                                                      ---------------
Total                                                                         792,796
-------------------------------------------------------------------------------------

GAS UTILITIES (1.6%)
EnergySouth                                             3,336                 202,129
Laclede Group                                           2,109                  89,443
New Jersey Resources                                    4,802                 163,700
South Jersey Inds                                       3,348                 124,880
                                                                      ---------------
Total                                                                         580,152
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Datascope                                               2,548                 118,941
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.0%)
Alliance Imaging                                       14,153(b)              134,170
AMERIGROUP                                             11,107(b)              282,118
HealthSpring                                            6,255(b)              121,660
Kindred Healthcare                                      9,294(b)              250,659
Magellan Health Services                                2,729(b)              113,936
Molina Healthcare                                       5,604(b)              167,223
Owens & Minor                                           2,095                  96,202
RehabCare Group                                         3,980(b)               65,909
ResCare                                                 6,119(b)              112,345
Universal American Financial                            9,379(b)               98,386
                                                                      ---------------
Total                                                                       1,442,608
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
Bob Evans Farms                                         3,264                  93,480
O'Charley's                                             4,974                  55,958
                                                                      ---------------
Total                                                                         149,438
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.9%)
American Greetings Cl A                                 3,828                  56,731
Beazer Homes USA                                       11,104                  69,178
Furniture Brands Intl                                   5,195                  61,665
Hovnanian Enterprises Cl A                              5,816(b)               40,886
M/I Homes                                               3,063                  58,044
Meritage Homes                                          3,926(b)               70,864
Natl Presto Inds                                        1,413                 101,001
Standard Pacific                                       17,865                  59,669


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HOUSEHOLD DURABLES (CONT.)
Tupperware Brands                                       4,412                $172,069
                                                                      ---------------
Total                                                                         690,107
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.8%)
Seaboard                                                  106                 190,800
Tredegar                                                5,483                  89,812
                                                                      ---------------
Total                                                                         280,612
-------------------------------------------------------------------------------------

INSURANCE (11.6%)
American Physicians Capital                               804                  40,023
Aspen Insurance Holdings                               27,062(c)              687,104
Employers Holdings                                      5,104                  90,953
Infinity Property & Casualty                            1,206                  53,739
IPC Holdings                                           15,864(c)              509,234
LandAmerica Financial Group                             3,062                  35,182
Max Capital Group                                      16,716(c)              392,325
Montpelier Re Holdings                                 27,647(c)              434,058
Natl Western Life Insurance Cl A                          369                  87,398
Odyssey Re Holdings                                     8,747                 341,745
Platinum Underwriters Holdings                         14,487(c)              522,981
Presidential Life                                       6,153                  98,694
Safety Insurance Group                                  5,174                 219,740
Selective Insurance Group                              12,577                 271,663
Stewart Information Services                            2,559                  44,680
Zenith Natl Insurance                                  10,693                 367,946
                                                                      ---------------
Total                                                                       4,197,465
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.6%)
CMGI                                                   13,156(b)              161,030
InfoSpace                                              10,999                 103,831
Interwoven                                              7,901(b)              111,246
RealNetworks                                           19,066(b)              130,983
SonicWALL                                              13,937(b)               81,392
                                                                      ---------------
Total                                                                         588,482
-------------------------------------------------------------------------------------

IT SERVICES (1.2%)
Perot Systems Cl A                                      7,536(b)              126,002
SAIC                                                    8,441(b)              159,450
TNS                                                     6,981(b)              159,167
                                                                      ---------------
Total                                                                         444,619
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
JAKKS Pacific                                           8,259(b)              181,533
RC2                                                     2,065(b)               47,412
                                                                      ---------------
Total                                                                         228,945
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
PharmaNet Development Group                             1,149(b)               27,725
-------------------------------------------------------------------------------------

MACHINERY (4.5%)
Ampco-Pittsburgh                                        1,452                  63,133
Badger Meter                                            4,294                 241,881
CIRCOR Intl                                             4,130                 245,983
Commercial Vehicle Group                                3,154(b)               30,499
FreightCar America                                      1,629                  62,049
LB Foster Cl A                                          3,904(b)              150,187
Lydall                                                  7,346(b)              114,304
Miller Inds                                             8,759(b)               75,327
Mueller Inds                                            4,815                 123,601
NACCO Inds Cl A                                         1,424                 143,824
Robbins & Myers                                         5,328                 270,502
Twin Disc                                               4,553                  91,561
                                                                      ---------------
Total                                                                       1,612,851
-------------------------------------------------------------------------------------

MARINE (0.8%)
Genco Shipping & Trading                                2,694                 183,677
TBS Intl Series A                                       2,771(b,c)            101,252
                                                                      ---------------
Total                                                                         284,929
-------------------------------------------------------------------------------------

MEDIA (0.1%)
Scholastic                                              1,513                  39,020
-------------------------------------------------------------------------------------

METALS & MINING (1.8%)
AM Castle & Co                                          2,574                  52,098
AMCOL Intl                                              2,990                  95,441
Compass Minerals Intl                                   2,704                 204,422
Kaiser Aluminum                                           411                  21,680
Olympic Steel                                           2,861                 145,482
Schnitzer Steel Inds Cl A                               1,533                 138,338
                                                                      ---------------
Total                                                                         657,461
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Dillard's Cl A                                         16,892                 170,778
Fred's Cl A                                             8,050                 103,523
                                                                      ---------------
Total                                                                         274,301
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MULTI-UTILITIES (0.3%)
NorthWestern                                            2,756                 $68,266
PNM Resources                                           2,956                  34,615
                                                                      ---------------
Total                                                                         102,881
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.7%)
Berry Petroleum Cl A                                    2,980                 128,259
Bill Barrett                                            3,567(b)              146,746
Brigham Exploration                                     4,519(b)               63,266
Callon Petroleum                                        6,989(b)              160,677
EXCO Resources                                          4,670(b)              121,654
Golar LNG                                               1,158(c)               21,296
PetroQuest Energy                                       7,156(b)              149,346
Stone Energy                                            3,687(b)              188,111
Swift Energy                                            8,753(b)              444,826
USEC                                                   20,945(b)              109,333
Whiting Petroleum                                       1,656(b)              155,118
                                                                      ---------------
Total                                                                       1,688,632
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Schweitzer-Mauduit Intl                                 1,130                  21,029
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.5%)
Chattem                                                 2,682(b)              172,909
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.1%)
Par Pharmaceutical Companies                            3,737(b)               64,650
Perrigo                                                 4,759                 167,659
ViroPharma                                             13,273(b)              163,391
                                                                      ---------------
Total                                                                         395,700
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (5.2%)
Annaly Capital Management                               7,854                 118,360
Anworth Mtge Asset                                     22,989                 136,785
BRT Realty Trust                                        3,773                  45,087
Capstead Mtge                                          12,700                 138,684
EastGroup Properties                                    1,612                  74,797
Entertainment Properties Trust                          2,281                 122,353
Extra Space Storage                                     3,097                  43,884
Inland Real Estate                                      3,299                  49,320
LTC Properties                                          5,508                 160,999
MFA Mtge Investments                                   22,287                 143,751
Nationwide Health Properties                            4,557                 169,109
Natl Health Investors                                   5,004                 154,574
NorthStar Realty Finance                                3,020                  25,308
Omega Healthcare Investors                              8,276                 142,927
Redwood Trust                                           2,266                  49,467
Saul Centers                                            2,347                 113,759
Senior Housing Properties Trust                         7,888                 166,042
                                                                      ---------------
Total                                                                       1,855,206
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Avatar Holdings                                         1,620(b)               51,273
-------------------------------------------------------------------------------------

ROAD & RAIL (1.4%)
Arkansas Best                                           7,055                 262,023
Saia                                                    3,835(b)               67,113
Werner Enterprises                                      7,719                 183,789
                                                                      ---------------
Total                                                                         512,925
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.9%)
Amkor Technology                                       10,109(b)               88,555
Brooks Automation                                       6,585(b)               51,429
MKS Instruments                                         9,771(b)              201,282
OmniVision Technologies                                10,734(b)              117,537
Silicon Storage Technology                              9,903(b)               31,591
Skyworks Solutions                                     10,620(b)              100,465
Spansion Cl A                                          24,847(b)               56,900
Zoran                                                   3,933(b)               32,526
                                                                      ---------------
Total                                                                         680,285
-------------------------------------------------------------------------------------

SOFTWARE (0.1%)
Blackbaud                                               2,165                  38,667
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (6.8%)
Asbury Automotive Group                                10,056                  99,655
Blockbuster Cl A                                       42,737(b)              119,236
Borders Group                                           5,556                  27,224
Brown Shoe                                              7,589                 122,486
Cato Cl A                                               3,358                  60,075
Charming Shoppes                                       23,124(b)              126,026
Children's Place Retail Stores                          3,739(b)              142,269
Collective Brands                                       9,274(b)              119,449
Conn's                                                  6,515(b)              102,286
Dress Barn                                              4,475(b)               72,182
Finish Line Cl A                                       13,512(b)              146,605
Group 1 Automotive                                      6,948                 136,528
Haverty Furniture Companies                             4,131                  47,176
Hot Topic                                              10,579(b)               66,542
Jo-Ann Stores                                           4,007(b)               88,034
MarineMax                                               3,266(b)               21,490


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SPECIALTY RETAIL (CONT.)
Men's Wearhouse                                         5,680                $113,089
Rent-A-Center                                          14,162(b)              300,235
Shoe Carnival                                           2,763(b)               42,274
Sonic Automotive Cl A                                   8,562                  86,219
Stage Stores                                           10,999                 163,005
Systemax                                                6,489                 106,484
Zale                                                    6,388(b)              141,303
                                                                      ---------------
Total                                                                       2,449,872
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Perry Ellis Intl                                        4,870(b)              105,923
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.1%)
Abington Bancorp                                        7,585                  75,697
Corus Bankshares                                       12,404                  48,500
Flushing Financial                                      2,510                  44,251
MASSBANK                                                1,894                  75,419
Ocwen Financial                                         6,989(b)               42,214
PMI Group                                              18,121                  45,484
Westfield Financial                                     7,148                  70,408
                                                                      ---------------
Total                                                                         401,973
-------------------------------------------------------------------------------------

TOBACCO (0.3%)
Universal                                               1,777                  91,729
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.2%)
Rush Enterprises Cl A                                   6,739(b)               76,083
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Rural Cellular Cl A                                       599(b)               26,931
USA Mobility                                            5,544(b)               45,017
                                                                      ---------------
Total                                                                          71,948
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $38,903,001)                                                       $35,162,619
-------------------------------------------------------------------------------------



MONEY MARKET FUND (--%)
ISSUER                                                 SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 2.54%                     1(d)                   $1
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1)                                                                         $1
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $38,903,002)(e)                                                    $35,162,620
=====================================================================================




INVESTMENTS IN DERIVATIVES


At July 31, 2008, $37,800 was held in a margin deposit account as collateral to cover initial margin deposits on open stock index futures contracts.
FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008


                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
Mini Russell 2000 Index         10          $715,500     Sept. 2008       $6,156


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2008, the value of foreign securities represented 8.6% of net assets.

(d) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2008.


--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

(e) At July 31, 2008, the cost of securities for federal income tax purposes was $38,936,246 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                         $2,754,439
Unrealized depreciation                         (6,528,065)
----------------------------------------------------------
Net unrealized depreciation                     $3,773,626
----------------------------------------------------------


The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  21

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $38,903,001)           $35,162,619
  Affiliated money market fund (identified cost $1)                      1
--------------------------------------------------------------------------
Total investments in securities (identified cost $38,903,002)   35,162,620
Capital shares receivable                                           14,997
Dividends and accrued interest receivable                           29,283
Receivable for investment securities sold                        2,565,357
Margin deposits on futures contracts                                37,800
--------------------------------------------------------------------------
Total assets                                                    37,810,057
--------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                         503
Capital shares payable                                              26,927
Payable for investment securities purchased                      1,777,178
Variation margin payable                                             2,070
Accrued investment management services fees                            841
Accrued distribution fees                                               98
Accrued transfer agency fees                                            24
Accrued administrative services fees                                    79
Other accrued expenses                                              50,365
--------------------------------------------------------------------------
Total liabilities                                                1,858,085
--------------------------------------------------------------------------
Net assets applicable to outstanding capital stock             $35,951,972
--------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                $    40,997
Additional paid-in capital                                      43,267,724
Undistributed net investment income                                248,710
Accumulated net realized gain (loss)                            (3,871,233)
Unrealized appreciation (depreciation) on investments           (3,734,226)
--------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                $35,951,972
--------------------------------------------------------------------------




--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

JULY 31, 2008





NET ASSET VALUE PER SHARE
                                                                NET ASSETS  SHARES OUTSTANDING  NET ASSET VALUE PER SHARE
Class A                                                        $12,703,109           1,450,722                      $8.76(1)
Class B                                                        $   347,557              40,165                      $8.65
Class C                                                        $    54,959               6,351                      $8.65
Class I                                                        $22,825,612           2,600,072                      $8.78
Class R2                                                       $     3,982                 455                      $8.75
Class R3                                                       $     3,987                 455                      $8.76
Class R4                                                       $     8,777               1,000                      $8.78
Class R5                                                       $     3,989                 455                      $8.77
-------------------------------------------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $9.29. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  23

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                      $   616,548
Interest                                                               245
Income distributions from affiliated money market fund              34,221
  Less foreign taxes withheld                                       (1,734)
--------------------------------------------------------------------------
Total income                                                       649,280
--------------------------------------------------------------------------
Expenses:
Investment management services fees                                286,759
Distribution fees
  Class A                                                           31,837
  Class B                                                            4,226
  Class C                                                              546
  Class R2                                                              20
  Class R3                                                              11
Transfer agency fees
  Class A                                                            8,441
  Class B                                                              329
  Class C                                                               40
  Class R2                                                               3
  Class R3                                                               3
  Class R4                                                               4
  Class R5                                                               3
Administrative services fees                                        30,592
Plan administration services fees
  Class R2                                                              11
  Class R3                                                              11
  Class R4                                                              23
Compensation of board members                                          720
Custodian fees                                                      31,410
Printing and postage                                                21,490
Registration fees                                                   65,191
Professional fees                                                   26,189
Other                                                                4,246
--------------------------------------------------------------------------
Total expenses                                                     512,105
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                (115,376)
  Earnings and bank fee credits on cash balances                        (2)
--------------------------------------------------------------------------
Total net expenses                                                 396,727
--------------------------------------------------------------------------
Investment income (loss) -- net                                    252,553

--------------------------------------------------------------------------


--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

JULY 31, 2008


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        $(3,845,656)
  Futures contracts                                                (18,579)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                         (3,864,235)
Net change in unrealized appreciation (depreciation) on
  investments                                                     (418,356)
--------------------------------------------------------------------------
Net gain (loss) on investments                                  (4,282,591)
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $(4,030,038)
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED JULY 31,                                                2008         2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $   252,553  $   346,396
Net realized gain (loss) on investments                         (3,864,235)     943,233
Net change in unrealized appreciation (depreciation) on
  investments                                                     (418,356)  (2,467,303)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    (4,030,038)  (1,177,674)
---------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                        (83,613)     (22,789)
    Class C                                                            (16)          --
    Class I                                                       (249,572)     (22,690)
    Class R2                                                           (12)         (17)
    Class R3                                                           (23)         (17)
    Class R4                                                           (77)         (58)
    Class R5                                                           (38)         (18)
  Net realized gain
    Class A                                                       (316,596)    (234,913)
    Class B                                                         (9,723)      (7,684)
    Class C                                                         (1,289)        (463)
    Class I                                                       (625,909)    (106,528)
    Class R2                                                           (99)         (84)
    Class R3                                                           (99)         (84)
    Class R4                                                          (216)        (337)
    Class R5                                                           (99)         (84)
---------------------------------------------------------------------------------------
Total distributions                                             (1,287,381)    (395,766)

---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

YEAR ENDED JULY 31,                                                2008         2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                               $ 2,340,112  $ 3,183,242
  Class B shares                                                   151,479      600,360
  Class C shares                                                    43,142       23,355
  Class I shares                                                 4,520,154   23,678,701
  Class R2 shares                                                       --        5,000
  Class R3 shares                                                       --        5,000
  Class R4 shares                                                       --        8,003
  Class R5 shares                                                       --        5,000
Reinvestment of distributions at net asset value
  Class A shares                                                   127,449       55,291
  Class B shares                                                     9,506        7,499
  Class C shares                                                     1,086          278
  Class I shares                                                   875,178      128,993
  Class R4 shares                                                       --          178
Payments for redemptions
  Class A shares                                                (1,630,280)  (1,077,624)
  Class B shares                                                  (300,352)    (269,435)
  Class C shares                                                   (26,754)      (4,930)
  Class I shares                                                (4,247,823)    (115,893)
  Class R4 shares                                                       --       (9,200)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                   1,862,897   26,223,818
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (3,454,522)  24,650,378
Net assets at beginning of year                                 39,406,494   14,756,116
---------------------------------------------------------------------------------------
Net assets at end of year                                      $35,951,972  $39,406,494
---------------------------------------------------------------------------------------
Undistributed net investment income                            $   248,710  $   333,335
---------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Disciplined Small Cap Value Fund (the Fund) is a series of RiverSource Dimensions Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in small capitalization equity securities of companies with market capitalizations that fall within the range of companies that comprise the Russell 2000 Value Index at the time of investment.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At July 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), and the affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R2, Class R3, Class R4 and Class R5 shares. The Investment Manager and the affiliated funds-of-funds owned approximately 63% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  29

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing

--------------------------------------------------------------------------------
30 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures, re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $3,827 and accumulated net realized loss has been decreased by $3,771 resulting in a net reclassification adjustment to increase paid-in capital by $56.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  31

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                            2008      2007*
---------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income.......................   $329,192  $232,895
    Long-term capital gain................     71,017    24,807
CLASS B
Distributions paid from:
    Ordinary income.......................      7,542     6,873
    Long-term capital gain................      2,181       811
CLASS C
Distributions paid from:
    Ordinary income.......................      1,016       414
    Long-term capital gain................        289        49
CLASS I
Distributions paid from:
    Ordinary income.......................    735,081   117,968
    Long-term capital gain................    140,400    11,250
CLASS R2
Distributions paid from:
    Ordinary income.......................         89        92
    Long-term capital gain................         22         9
CLASS R3
Distributions paid from:
    Ordinary income.......................        100        92
    Long-term capital gain................         22         9
CLASS R4
Distributions paid from:
    Ordinary income.......................        244       359
    Long-term capital gain................         49        36
CLASS R5
Distributions paid from:
    Ordinary income.......................        115        93
    Long-term capital gain................         22         9


* Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to July 31, 2007.

At July 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $   249,138
Undistributed accumulated long-term gain........  $        --
Accumulated realized loss.......................  $(3,831,834)
Unrealized appreciation (depreciation)..........  $(3,774,053)




--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Aug. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT 33 is a percentage of the Fund's average daily net assets that declines from 0.85% to 0.725% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $38,280 for the year ended July 31, 2008. The management fee for the year ended July 31, 2008, was 0.75% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended July 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2008, other expenses paid to this company were $212.

COMPENSATION OF BOARD MEMBERS
Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays

--------------------------------------------------------------------------------
34 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $13,000 and $1,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $5,847 for Class A, $792 for Class B and $8 for Class C for the year ended July 31, 2008.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  35

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  1.24%
Class B.............................................  2.00
Class C.............................................  2.00
Class I.............................................  0.92
Class R2............................................  1.46
Class R3............................................  1.21
Class R4............................................  0.97
Class R5............................................  0.97


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R2.............................................   $1
Class R3.............................................    2
Class R5.............................................    1


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2............................................  $11
Class R3............................................   11
Class R4............................................   22


The management fees waived/reimbursed at the Fund level were $115,328.

Under an agreement which was effective until July 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.40%
Class B.............................................  2.16
Class C.............................................  2.15
Class I.............................................  1.02
Class R2............................................  1.82
Class R3............................................  1.57
Class R4............................................  1.32
Class R5............................................  1.07


Effective Aug. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any

--------------------------------------------------------------------------------
36 RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.43%
Class B.............................................  2.19
Class C.............................................  2.19
Class I.............................................  1.04
Class R2............................................  1.84
Class R3............................................  1.59
Class R4............................................  1.34
Class R5............................................  1.09


()* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS CREDITS AND CUSTODIAN FEES
During the year ended July 31, 2008, the Fund's custodian fees were reduced by $2 as a result of earnings credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $32,656,834 and $32,391,306, respectively, for the year ended July 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:


                                          YEAR ENDED JULY 31, 2008
                                       ISSUED FOR
                                       REINVESTED                     NET
                             SOLD    DISTRIBUTIONS  REDEEMED  INCREASE (DECREASE)
---------------------------------------------------------------------------------
Class A                     257,256      14,450     (182,613)         89,093
Class B                      16,842       1,085      (33,441)        (15,514)
Class C                       4,661         124       (3,091)          1,694
Class I                     474,035      99,227     (482,981)         90,281
---------------------------------------------------------------------------------




--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  37

                                          YEAR ENDED JULY 31, 2007
                                       ISSUED FOR
                                       REINVESTED                     NET
                             SOLD    DISTRIBUTIONS  REDEEMED  INCREASE (DECREASE)
---------------------------------------------------------------------------------
Class A                     299,874       5,134      (99,517)        205,491
Class B                      56,474         700      (25,366)         31,808
Class C                       2,131          26         (466)          1,691
Class I                   2,182,119      11,966      (10,620)      2,183,465
Class R2*                       455          --           --             455
Class R3*                       455          --           --             455
Class R4                        822          17         (839)             --
Class R5*                       455          --           --             455
---------------------------------------------------------------------------------


()* For the period from Dec. 11, 2006 (inception date) to July 31, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $11,229,092 and $12,735,343, respectively, for the year ended July 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended July 31, 2008.


--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $554,680 at July 31, 2008, that if not offset by capital gains will expire in 2016.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At July 31, 2008, the Fund had a post-October loss of $3,277,154 that is treated for income tax purposes as occurring on Aug. 1, 2008.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT 39 developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.00        $9.77       $10.22
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .04(c)       .14(c)       .02
Net gains (losses) (both realized and
 unrealized)                                         (1.01)         .29         (.47)
------------------------------------------------------------------------------------
Total from investment operations                      (.97)         .43         (.45)
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)        (.01)          --
Distributions from realized gains                     (.22)        (.19)          --
------------------------------------------------------------------------------------
Total distributions                                   (.27)        (.20)          --
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.76       $10.00        $9.77
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $13          $14          $11
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.54%        1.73%        3.27%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.24%        1.35%        1.40%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                          .44%        1.30%         .55%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                87%         127%          40%
------------------------------------------------------------------------------------
Total return(i)                                     (9.67%)       4.29%       (4.40%)(j)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  41

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007     2006(b)
Net asset value, beginning of period                 $9.90        $9.73       $10.22
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(c)      .05(c)        --
Net gains (losses) (both realized and
 unrealized)                                         (1.01)         .31         (.49)
------------------------------------------------------------------------------------
Total from investment operations                     (1.03)         .36         (.49)
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     (.22)        (.19)          --
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.65        $9.90        $9.73
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--           $1          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.29%        2.38%        4.05%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     2.00%        2.11%        2.18%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                         (.27%)        .49%        (.17%)(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                87%         127%          40%
------------------------------------------------------------------------------------
Total return(i)                                    (10.47%)       3.51%       (4.79%)(j)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007     2006(b)
Net asset value, beginning of period                 $9.90        $9.73       $10.22
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.03)(c)      .05(c)        --
Net gains (losses) (both realized and
 unrealized)                                         (1.00)         .31         (.49)
------------------------------------------------------------------------------------
Total from investment operations                     (1.03)         .36         (.49)
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.00)(d)       --           --
Distributions from realized gains                     (.22)        (.19)          --
------------------------------------------------------------------------------------
Total distributions                                   (.22)        (.19)          --
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.65        $9.90        $9.73
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                         2.29%        2.47%        4.05%(g)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h),(i)                     2.00%        2.11%        2.18%(g)
------------------------------------------------------------------------------------
Net investment income (loss)                         (.29%)        .43%        (.22%)(g)
------------------------------------------------------------------------------------
Portfolio turnover rate                                87%         127%          40%
------------------------------------------------------------------------------------
Total return(j)                                    (10.43%)       3.51%       (4.79%)(k)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(j) Total return does not reflect payment of a sales charge.
(k) Not annualized.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  43

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.03        $9.78       $10.22
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(c)       .15(c)       .03
Net gains (losses) (both realized and
 unrealized)                                         (1.02)         .32         (.47)
------------------------------------------------------------------------------------
Total from investment operations                      (.95)         .47         (.44)
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.03)          --
Distributions from realized gains                     (.22)        (.19)          --
------------------------------------------------------------------------------------
Total distributions                                   (.30)        (.22)          --
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.78       $10.03        $9.78
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $23          $25           $3
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.22%        1.19%        3.00%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .92%        1.05%        1.13%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                          .79%        1.43%         .91%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                87%         127%          40%
------------------------------------------------------------------------------------
Total return                                        (9.46%)       4.69%       (4.31%)(i)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008     2007(b)
Net asset value, beginning of period                 $9.97       $10.99
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .02          .06
Net gains (losses) (both realized and
 unrealized)                                         (1.00)        (.86)
------------------------------------------------------------------------------------
Total from investment operations                      (.98)        (.80)
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)        (.03)
Distributions from realized gains                     (.22)        (.19)
------------------------------------------------------------------------------------
Total distributions                                   (.24)        (.22)
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.75        $9.97
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.03%        1.85%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.46%        1.80%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                          .23%         .77%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                87%         127%
------------------------------------------------------------------------------------
Total return                                        (9.82%)      (7.40%)(i)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  45

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008     2007(b)
Net asset value, beginning of period                 $9.99       $10.99
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .04          .07
Net gains (losses) (both realized and
 unrealized)                                         (1.00)        (.85)
------------------------------------------------------------------------------------
Total from investment operations                      (.96)        (.78)
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)        (.03)
Distributions from realized gains                     (.22)        (.19)
------------------------------------------------------------------------------------
Total distributions                                   (.27)        (.22)
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.76        $9.99
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.79%        1.58%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.21%        1.55%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                          .48%        1.02%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                87%         127%
------------------------------------------------------------------------------------
Total return                                        (9.65%)      (7.21%)(i)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.00        $9.77       $10.22
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(c)       .17(c)       .02
Net gains (losses) (both realized and
 unrealized)                                         (1.00)         .28         (.47)
------------------------------------------------------------------------------------
Total from investment operations                      (.93)         .45         (.45)
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)        (.03)          --
Distributions from realized gains                     (.22)        (.19)          --
------------------------------------------------------------------------------------
Total distributions                                   (.29)        (.22)          --
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.78       $10.00        $9.77
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.52%        1.83%        3.12%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .97%        1.26%        1.25%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                          .73%        1.60%         .69%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                87%         127%          40%
------------------------------------------------------------------------------------
Total return                                        (9.27%)       4.42%       (4.40%)(i)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  47

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008     2007(b)
Net asset value, beginning of period                $10.02       $10.99
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .07          .11
Net gains (losses) (both realized and
 unrealized)                                         (1.02)        (.86)
------------------------------------------------------------------------------------
Total from investment operations                      (.95)        (.75)
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.03)
Distributions from realized gains                     (.22)        (.19)
------------------------------------------------------------------------------------
Total distributions                                   (.30)        (.22)
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.77       $10.02
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.28%        1.09%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .97%        1.05%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                          .72%        1.53%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                87%         127%
------------------------------------------------------------------------------------
Total return                                        (9.50%)      (6.93%)(i)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Small Cap Value Fund (the Fund) (one of the portfolios constituting the RiverSource Dimensions Series, Inc.) as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  49

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Small Cap Value Fund of the RiverSource Dimensions Series, Inc. at July 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 22, 2008


--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:

    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................    100.00%
    U.S. Government Obligations..................................      0.00%


CAPITAL GAIN DISTRIBUTION - the Fund designates $214,002 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 53
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 72
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Board member since    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      2002 and Chair of     College                                                  Inc. (manufactures
Minneapolis, MN 55402      the Board since 2007                                                           irrigation systems)
Age 69

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 47                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company since 2006; Chairman of the Board,
                                                 Chief Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  53

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 42                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center                                           President -- Operations and Compliance, RiverSource
Minneapolis, MN 55474                            Investments, LLC, 2004-2006; Director of Product
Age 42                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. since 2006; Vice
Minneapolis, MN 55474                            President, General Counsel and Secretary, Ameriprise
Age 49                                           Certificate Company since 2005; Vice President -- Asset
                                                 Management Compliance, Ameriprise Financial, Inc.,
                                                 2004-2005; Senior Vice President and Chief Compliance
                                                 Officer, USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003




--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  55

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance, although somewhat weaker than previous years, reflected the interrelationship of particularly volatile market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to adjust certain proprietary models.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability since inception. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2008 ANNUAL REPORT  57

RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                            S-6397 E (9/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Dimensions Series, Inc. were as follows:

                        2008 - $39,530   2007 - $37,300

(b) Audit - Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement reviews for RiverSource Dimensions Series, Inc. were as follows:

                         2008 - $1,750   2007 - $1,590

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services for RiverSource Dimensions Series, Inc. were as follows:

                         2008 - $6,360   2007 - $6,000

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Dimensions Series, Inc. were as follows:

                             2008 - $0   2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                       2008 - $621,310   2007 - $239,670

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    RiverSource Dimensions Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date October 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date October 3, 2008


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date October 3, 2008